EXHIBIT 12.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

EXCHANGE ACT RULE 13A-14(A)/15D-14(A) AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Evyatar Cohen, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 20-F/A of Ability Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Evyatar Cohen

Evyatar Cohen

Chief Financial Officer

Date: July 6, 2020